Exhibit 99.3

SECURITIES EXCHANGE AGREEMENT JOINDER

Pursuant to this Securities Exchange Agreement Joinder, dated as of November ___, 2006, the undersigned hereby agrees to become a party to that certain Securities Exchange Agreement, dated as of September 29, 2006 (the “Agreement”), by and between ______________________ (the “Securityholder”) and Morgan Beaumont, Inc., a Nevada corporation (the “Company”). The undersigned shall have all the rights and shall observe all the obligations applicable to the Securityholder, as that term is defined in the Agreement and shall be deemed a Securityholder for purposes of the Agreement.

_____________________________
Name:

Addresses for Notices:

_____________________________
_____________________________
_____________________________

AGREED AND ACCEPTED
this ___ day of November, 2006 by:

MORGAN BEAUMONT, INC.

By:___________________________
Name:
Title:

[COMPANY ACKNOWLEDGMENT OF JOINDER]